UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23965

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Variant Alternative Lending Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Ann Maurer
235 West Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (414) 299-2270

Date of fiscal year end: April 30

Date of reporting period: April 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.      REPORTS TO STOCKHOLDERS.

(a)      The Report to Shareholders is attached herewith.

VARIANT ALTERNATIVE LENDING FUND

Annual Report

For the period November 1, 2024
(commencement of operations)
to April 30, 2025

Variant Alternative Lending Fund
Table of Contents April 30, 2025

This report and the financial statements contained herein are provided for the general information of the shareholders of the Variant Alternative Lending Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Variant Alternative Lending Fund
Management Discussion of Fund Performance (Unaudited)

Dear Shareholder,

Variant Investments, LLC (“Variant”) is pleased to provide the audited annual financial statements for the Variant Alternative Lending Fund1 (the “Fund”) for the fiscal period that ended April 30, 2025.

The conclusion of the fiscal year marks the six-month point for the Variant Alternative Lending Fund, which launched November 1st, 2024. The Fund, structured as a tender offer fund, is an asset-based lending strategy offering investors access to a diversified portfolio of income-generating assets through primarily senior secured credit facilities. Specifically, 90% or more of the portfolio will be invested in senior secured credit facilities, and 80% of new investments will be of a maturity length of 4 years or less at origination.

Over the first six months of operation, the Fund delivered a net total return2 of 4.43%, or an annualized since inception return of 9.14%. Assets under management (AUM) for the Fund ended the fiscal year at $55.1 million. Additionally, the Fund held a redemption, and was able to satisfy all requests without proration.

For more information on the Fund’s activity, the complete listing of the Fund’s investments can be found in the Schedule of Investments.

On behalf of everyone at Variant, we thank you for your investment in the Fund. We are honored to be trusted stewards of your capital. We are excited about the year ahead and look forward to working with each of you.

Sincerely,

JB Hayes, Principal	Curt Fintel, Principal	Bob Elsasser, Principal

1            The Variant Lending Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as a tender offer fund. The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 6, 2024 (the “Declaration of Trust”). Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

2            The net total return uses geometric returns and reflects the reinvestment of earnings.

Variant Alternative Lending Fund
Management Discussion of Fund Performance (Unaudited) (continued)

The Variant Alternative Lending Fund (the “Fund”) is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity. The Fund is new and has limited operating history. There is no guarantee the Fund will achieve its objective. An investment in the Fund should only be made by investors who understand the risks involved, who are able to withstand the loss of the entire amount invested and who can bear the risks associated with the limited liquidity of Shares.

Important Risks: Given the substantial investment by the Funds in private securities, there is no reliable liquid market available for the purposes of valuing the majority of the Funds’ investments. There can be no guarantee that the basis of calculation of the value of the Funds’ investments used in the valuation process will reflect the actual value on realization of those investments.

Shares are an illiquid investment. You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs. The Fund may repurchase a limited number of shares each quarter.

An investment in the Fund is speculative, involves substantial risks, including the risk that the entire amount invested may be lost, and should not constitute a complete investment program. The Fund may leverage its investments by borrowing, use of swap agreements, options or other derivative instruments. The Fund is a non-diversified, closed-end management investment company, meaning it may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the fund is subject to investment related risks of the underlying exposures, general economic and market condition risk.

Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform. The Fund may pay distributions in significant part from sources that may not be available in the future and are unrelated to the Fund’s performance, such as return of capital, offering proceeds, borrowings and amounts obtained from the Fund’s affiliates that are subject to repayment by investors. Investments and investment transactions are subject to various counterparty risks. The counterparties to transactions in over the-counter or “inter-dealer” markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of “exchange-based” markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing the Fund to suffer losses. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM (877) 770-7717 OR WWW.VARIANTINVESTMENTS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

The Fund is distributed by Distribution Services, LLC. Variant Investments, LLC (the “Investment Manager”) serves as the investment manager of the Fund. Distribution Services, LLC and the Investment Manager are unaffiliated.

Variant Alternative Lending Fund
Fund Performance April 30, 2025 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States - including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of less than one year. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2025	Since Inception
Variant Alternative Lending Fund (Inception Date November 1, 2024)	4.43%
Bloomberg U.S. Aggregate Bond Index	2.57%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 770-7717.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Variant Alternative Lending Fund
Report of Independent Registered Public Accounting Firm April 30, 2025

To the Shareholders and Board of Trustees of

Variant Alternative Lending Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Variant Alternative Lending Fund (the “Fund”) as of April 30, 2025, the related statements of operations, cash flows, and changes in net assets and the financial highlights for the period November 1, 2024 (commencement of operations) through April 30, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations, cash flows, the changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025, by correspondence with the custodian, brokers, borrowers, and participating lenders. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Variant Investments, LLC since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 27, 2025

Variant Alternative Lending Fund
Schedule of Investments April 30, 2025
Investment in Credit Facilities — 46.9%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Litigation Finance — 5.1%
Steno Agency Funding I, LLC (a)(b)(c)(d)	13.82%	1 – Month CME Term SOFR	9.50%	—	3/5/2025	4/3/2027	$2,825,219	$2,825,219	5.1%
							2,825,219	2,825,219	5.1
Portfolio Finance — 0.1
Marquis United, LLC (a)(d)(e)	15.00% PIK	—	—	—	4/11/2025	2/13/2029	48,705	48,705	0.1
							48,705	48,705	0.1
Real Estate Debt — 11.0
Beehive Hospitality, Integrity RS, Beehive Hospitality Ascent PC, Lonestar Hospitality WX, Bayou Hospitality SH, and Armanda Prime (a)(c)(d)	15.00%	—	—	—	12/19/2024	8/15/2025	1,308,700	1,308,700	2.4
Tailor Ridge REIT, LLC (a)(d)	10.30%	—	—	—	4/10/2025	12/31/2026	2,750,550	2,750,550	5.0
WHCC, LLC, Dyer 18 WHCC, LLC, and RW WHCC, LLC (a)(c)(f)	16.00%	—	—	—	3/24/2025	11/27/2026	1,972,250	1,972,250	3.6
							6,031,500	6,031,500	11.0
Real Estate Equity — 0.2%
VPES Fund 1 LLC (a)(d)(e)	13.00% PIK	—	—	—	4/23/2025	4/17/2028	130,595	130,595	0.2
							130,595	130,595	0.2
Specialty Finance — 30.0%
Cadence Group Platform, LLC (a)(f)	15.25%	—	—	—	2/26/2025	3/26/2026	500,000	500,000	0.9
Copperpot Finance, LLC (a)(b)	15.34%	30 Day Avg. SOFR	11.00%	—	11/29/2024	11/26/2028	900,000	900,000	1.6
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust (a)	10.25%	—	—	—	2/19/2025	2/20/2026	4,033,795	4,071,874	7.4
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust (a)	10.25%	—	—	—	2/27/2025	2/28/2026	992,501	1,010,070	1.8
IOM Media Ventures Inc. (a)(c)	14.00%	—	—	—	12/24/2024	12/17/2028	595,000	595,000	1.1
Kili Purchasing, LLC (a)(d)	13.40%	—	—	—	12/20/2024	12/18/2027	2,549,425	2,549,425	4.6
River Heights Capital LLC (a)(b)(c)(d)	14.34%	30 Day Avg. SOFR	10.00%	—	4/21/2025	5/15/2028	551,431	551,431	1.0
Station Road Capital Management II, LLC (a)(d)	13.00%	—	—	—	11/25/2024	1/12/2027	6,070,970	6,070,970	11.0
Stowe HM-PB, LLC (Automotive Alliance, LLC) (a)(b)(c)(g)	12.82%	1 – Month CME Term SOFR	8.50%	—	3/24/2025	8/15/2025	316,635	316,635	0.6
							16,509,757	16,565,405	30.0
Trade Finance — 0.5%
Stowe HM-PB, LLC (Sauna Works, Inc.) (a)(c)(g)	10.75%	—	—	—	2/11/2025	5/12/2025	249,882	249,882	0.5
							249,882	249,882	0.5
Total Investment in Credit Facilities							25,795,658	25,851,306	46.9

See accompanying Notes to the Financial Statements.

Variant Alternative Lending Fund
Schedule of Investments April 30, 2025 (continued)
Investment in money market instruments — 52.0%	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Goldman Sachs Financial Square Government Fund, Institutional Shares (h)(i)	4.74%	—	—	28,668,288	—	—	$28,668,288	$28,668,288	52.0%
Total investment in money market instruments							28,668,288	28,668,288	52.0

Total Investments (cost $54,463,946)								$54,519,594	98.9%
Other assets less liabilities								654,299	1.1%
Net Assets								$55,173,893	100.0%

FUTURES CONTRACTS

Investment in credit facilities — 0.0%	Expiration Date	Number of Contracts Long (Short)	Notional Value	Value at April 30, 2025	Unrealized Appreciation (Depreciation)
Foreign Exchange Futures
CME Australian Dollar	June 2025	(81)	$(5,113,305)	$(5,189,670)	$(76,365)
TOTAL FUTURES CONTRACTS			$(5,113,305)	$(5,189,670)	$(76,365)

Investments Abbreviations:

SOFR — Secured Overnight Financing Role

CME — Chicago Mercantile Exchange

Footnotes:

(a)	Value was determined using significant unobservable inputs.
(b)	Variable rate security. Rate shown is the rate in effect as of April 30, 2025.
(c)	This investment was made through a participation. See Note 2.
(d)	This investment has been commited to but has not been fully funded by the Fund as of April 30, 2025.
(e)

This security includes a component of paid-in-kind (PIK) interest. This means that a portion or all of the interest accrued during a specific period is capitalized to the principal balance of the security.

(f)	The Fund receives additional fees (e.g., agent, management, monitoring, etc.) from this security.
(g)	This investment has variable maturity dates maturing through the date listed.
(h)

Fair value of this security exceeds 25% of the Fund's net assets. Additional information about this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(i)	Rate listed is the annualized 7-day yield as of April 30, 2025.

See accompanying Notes to the Financial Statements.

Variant Alternative Lending Fund
Portfolio Allocation (Unaudited) April 30, 2025

Investment Type as a Percentage of Total Net Assets As Follows:

Security Type/Sector	Percent of Total Net Assets
Money Market Instruments	52.0%
Credit Facilites	46.9%
Total Investments	98.9%
Other assets less liabilities	1.1%
Total Net Assets	100.0%

See accompanying Notes to the Financial Statements.

Variant Alternative Lending Fund
Statement of Assets and Liabilities As of April 30, 2025
Assets
Investments, at fair value (cost $54,463,946)	$54,519,594
Cash deposited with broker for futures contracts	326,976
Receivable for Fund shares sold	116,000
Due from Investment Manager	8,288
Interest receivable	396,637
Prepaid expenses	29,547
Prepaid offering	96,748
Total Assets	55,493,790

Liabilities
Investment securities purchased	85,000
Unrealized depreciation on open futures contracts	76,365
Trustees fees payable	123
Audit and tax fees payable	40,221
Legal fees payable	77,193
Accounting and administration fees payable	14,982
Transfer agent fees payable	10,398
Sub-Transfer agent fees payable	4,421
Chief Compliance Officer fees payable	38
Custody fees payable	2,677
Other liabilities	8,479
Total Liabilities	319,897

Commitments and contingencies (Note 11)
Net Assets	$55,173,893

Components of Net Assets:
Paid-in Capital (par value of $0.001 with an unlimited amount of shares authorized)	$55,118,922
Total distributable earnings (accumulated loss)	54,971
Net Assets	$55,173,893

Institutional Class Shares:
Net assets applicable to shares outstanding	$55,173,893
Shares of beneficial interest issued and outstanding	2,208,353
Net asset value per share	$24.98

See accompanying Notes to the Financial Statements.

Variant Alternative Lending Fund
Statement of Operations For the period November 1, 2024 (commencement of operations) to April 30, 2025
Investment Income
Interest (net of withholding taxes, $0)	$719,305
Dividend income	344,399
Total Investment Income	1,063,704

Expenses
Investment management fees	159,185
Offering cost	94,978
Legal fees	82,635
Accounting and administration fees	43,979
Audit and tax fees	40,221
Trustee fees	31,623
Transfer agent fees	22,723
Other expenses	14,728
Chief Compliance Officer fees	10,838
Sub-Transfer agent fees	4,421
Insurance fees	3,218
Custody fees	2,677
Blue sky fees	1,230
Total expenses	512,456
Less fees waived by Investment Manager (see Note 7)	(353,272)
Net Expenses	159,184

Net Investment Income	904,520

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Futures contracts	26,610
Foreign currency transactions	(3,741)
Net realized gain	22,869
Net change in unrealized appreciation (depreciation) on:
Investments	55,648
Foreign currency translations	1,641
Futures contracts	(76,365)
Net change in unrealized appreciation (depreciation)	(19,076)
Net realized and unrealized gain (loss)	3,793

Net increase in net assets resulting from operations	$908,313

See accompanying Notes to the Financial Statements.

Variant Alternative Lending Fund
Statement of Changes in Net Assets
For the period November 1, 2024 (commencement of operations) to April 30, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$904,520
Net realized gain	22,869
Net change in unrealized appreciation (depreciation)	(19,076)
Net increase in net assets resulting from operations	908,313

Distributions to Shareholders:
Distributions:
From net investment income	(853,342)
From return of capital	(413,675)
Total distributions to shareholders	(1,267,017)

Capital Share Transactions:
Institutional Class Shares
Proceeds from shares sold	54,698,719
Reinvestment of distributions	747,752
Cost of shares repurchased	(13,874)

Net increase in net assets resulting from capital transactions	55,432,597

Total increase in net assets	55,073,893

Net Assets:
Beginning of period[1]	100,000
End of period	$55,173,893

Share Transactions:
Institutional Class Shares
Issued	2,174,820
Reinvested	30,083
Repurchased	(550)
Change in Institutional Class Shares	2,204,353
[1]	The Investment Manager made the initial share purchase of $100,000 on 8/30/2024. The total initial share purchase of $100,000 included 4,000 shares purchased at $25 per share.

See accompanying Notes to the Financial Statements.

Variant Alternative Lending Fund
Statement of Cash Flows For the period November 1, 2024 (commencement of operations) to April 30, 2025
Cash flows provided by (used in) operating activities:
Net increase in net assets resulting from operations	$908,313
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized (gain) loss on:
Futures contracts	(26,610)
Net change in unrealized (appreciation) depreciation on:
Investments	(55,648)
Futures contracts	76,365
Purchases of long-term investments	(25,800,658)
Proceeds from long-term investments sold	31,610
Purchase of short-term investments, net	(28,668,288)
Changes in operating assets and liabilities:
Due from Investment Manager	(8,288)
Interest receivable	(396,637)
Prepaid expenses	(29,547)
Prepaid offering	(96,748)
Audit and tax fees payable	40,221
Legal fees payable	77,193
Accounting and administration fees payable	14,982
Trustee fees payable	123
Custody fees payable	2,677
Transfer agent fees payable	10,398
Sub-Transfer agent fees payable	4,421
Chief Compliance Officer fees payable	38
Purchases payable	85,000
Other liabilities	8,479
Net cash used in operating activities	(53,822,604)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	54,582,719
Payments for shares repurchased	(13,874)
Distributions to shareholders, net of reinvestments	(519,265)
Net cash provided by financing activities	54,049,580

Net Increase in Cash and Restricted Cash	226,976

Cash and Restricted Cash:
Beginning of period	100,000
End of period*	$326,976

Supplemental disclosure of cash flow information:

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $747,752.

*     Consist of cash deposited with broker for futures contracts of $326,976.

See accompanying Notes to the Financial Statements.

Variant Alternative Lending Fund
Financial Highlights Institutional Class

Per share operating performance.
For a capital share outstanding throughout each year/period.

For the Period Ended April 30, 2025[1]
Net asset value, beginning of year/period	$25.00[1]
Income from Investment Operations:
Net investment income[2]	0.88
Net realized and unrealized gain (loss)	0.22
Total from investment operations	1.10

Less Distributions:
From net investment income	(0.72)
From return of capital	(0.40)
Total distributions	(1.12)

Net asset value, end of year/period	$24.98

Total return[3]	4.43%[4]

Ratios and Supplemental Data:
Net assets, end of year/period (in thousands)	$55,174

Ratio of expenses to average net assets:[6]
Before fees waived/recovered	3.98%[5]
After fees waived/recovered	1.25%[5]
Ratio of net investment income to average net assets:
Before fees waived/recovered	4.30%[5]
After fees waived/recovered	7.03%[5]

Portfolio turnover rate	0%[4]
[1]	For the period November 1, 2024 (commencement of operations) to April 30, 2025.
[2]	Based on average shares outstanding for the year/period.
[3]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]	The expenses and net investment loss ratios include income or expenses of the private investment companies valued at practical expedient in which the Fund invests.

See accompanying Notes to the Financial Statements.

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025
1. Organization

The Variant Alternative Lending Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and organized as a Delaware statutory trust on May 6, 2024. Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities. No holder of Shares (each, a “Shareholder” and collectively, “Shareholders”) will have the right to require the Fund to redeem its Shares. In addition, no public market exists for the Shares and the Fund does not expect any trading market to develop for Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. The Fund commenced operations after the close of business October 31, 2024, with Institutional Class Shares. Only Institutional Class Shares have been issued as of the date of the accompanying financial statements. Institutional Class Shares and Access Class Shares are subject to different fees and expenses. In the future, other classes of Shares may be offered.

The Fund’s primary investment objective is to provide a high level of current income while seeking to prioritize capital preservation. Capital appreciation is considered a secondary objective. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes), directly or indirectly, in senior secured alternative income-generating lending investments (“Alternative Lending Investments”) (the “80% Policy”). For the purpose of the 80% Policy, Alternative Lending Investments are investments that the Investment Manager believes are outside of traditional public equity and bond markets and are likely to generate an interest payment, pay dividends, or have other forms of distributions that generally accrue value over time, or securities that provide the Fund with exposure to such investments. The Fund’s Alternative Lending Investments may include, but are not limited to, specialty finance, litigation finance-related investments, real estate debt securities, transportation finance, portfolio finance, trade finance, royalties and warehouse facilities, purchases of interests in private credit funds in the secondary market, and warrants and equity securities acquired by the Fund in connection with the restructuring of Alternative Lending Investments. The Fund expects to allocate its assets primarily through the direct origination of senior secured credit facilities and, on an opportunistic basis, other investment vehicles (“Underlying Funds”) purchased on a secondary basis. While the Fund will comply with the 80% Policy, under normal market conditions, the Fund expects to invest at least 90% of its net assets (plus any borrowings for investment purposes), directly or indirectly, in Alternative Lending Investments. The Fund does not expect to invest more than 15% of its net assets in private Underlying Funds (i.e., Underlying Funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act). The Fund may change the 80% Policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Investment Manager to make investment decisions, and the results of the operations, as shown on the Statement of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to the Fund based on performance measurements. The Investment Manager is deemed to be the Chief Operating Decision Maker with respect to the Fund’s investment decisions.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
2. Accounting Policies (continued)

Federal Income Taxes

The Fund intends to qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year. The Fund utilizes a tax-year end of October 31.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Some or all of the interest payments of a loan or preferred equity may be structured in the form of PIK, which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investment which are readily convertible into cash and have an original maturity of three months or less. UMB Bank, n.a., serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Cash and Investments, at value on the Statement of Assets and Liabilities can include deposits in money market funds, which are classified as Level 1 assets. As of April 30, 2025, the Fund held cash of $28,668,288 in a short-term money market fund.

Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

The Board has designated the Investment Manager as its valuation designee (in such capacity, the “Valuation Designee”) pursuant to Rule 2a-5 under the Investment Company Act to perform fair value determinations for investments that do not have readily available market quotations. Under the valuation policy and procedures for the Fund (the “Valuation Procedures”) adopted by the Fund, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
2. Accounting Policies (continued)

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds are valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the-counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Fixed income securities (i.e. credit facilities, other than the short-term securities as described above) are valued by (a) using readily available market quotations based upon the last updated sale price or (b) by a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (c) by obtaining a direct written broker- dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Prior to investing in any private investment companies or special purpose vehicles (collectively, “Underlying Funds”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund values its interests in Underlying Funds using the NAV provided by the managers of the Underlying Funds and/ or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Designee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Designee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board, the Investment Manager and the Valuation Designee may have limited ability to assess the accuracy of these valuations.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using Valuation Procedures approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Designee of any information or factors deemed appropriate. The Valuation Designee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
2. Accounting Policies (continued)

Fair valuation involves subjective judgments, and there is no single methodology for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

Foreign Currency Exchange Future Contracts

The Fund may utilize foreign currency future contracts (“futures contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All futures are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the futures contract is settled. Counter-parties to these contracts are major U.S. financial institutions. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1. As of April 30, 2025, all futures were entered in exchanges located in U.S. domestic markets.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using quoted exchange rates prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however,

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
2. Accounting Policies (continued)

its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the risk of both the borrower and the institution selling the participation.

3. Principal Risks

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Borrowing, Use of Leverage

The Fund may leverage its investments by “borrowing,” use of swap agreements, options or other derivative instruments, use of short sales or issuing preferred stock or preferred debt. The use of leverage increases both risk of loss and profit potential. The Investment Manager may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) issuing preferred stock or preferred debt, (iii) swap agreements or other derivative instruments, or (iv) a combination of these methods. However, the Investment Manager expects that the Fund’s primary use of leverage will be for working capital management, as opposed to structural leverage. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company limit its borrowings to no more than 50% of its total assets for preferred stock or preferred debt and 33 1/3% of its total assets for debt securities, including amounts borrowed, measured at the time the investment company incurs the indebtedness. Although leverage may increase profits, it exposes the Fund to credit risk, greater market risks and higher current expenses. The effect of leverage with respect to any investment in a market that moves adversely to such investment could result in a loss to the investment portfolio of the Fund that would be substantially greater than if the investment were not leveraged. Also, access to leverage and financing could be impaired by many factors, including market forces or regulatory changes, and there can be no assurance that the Fund will be able to secure or maintain adequate leverage or financing. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Margin borrowings and transactions involving forwards, swaps, futures, options and other derivative instruments could result in certain additional risks to the Fund. In such transactions, counterparties and lenders will likely require the Fund to post collateral to support its obligations. Should the securities and other assets pledged as collateral decline in value or should brokers increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), the Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged assets to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt or provide additional collateral and may suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Limited Liquidity

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
3. Principal Risks (continued)

limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Private Markets Risk

The securities in which the Fund, directly or indirectly, may invest include privately issued securities of both public and private companies. Private securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Investment Manager’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain private securities may be illiquid. Because there is often no readily available trading market for private securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or a similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
3. Principal Risks (continued)

Tender Offers

The Fund is a closed-end investment company and may from time to time offer to repurchase Shares from investors in accordance with written tenders by investors at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. It is expected that, under normal market circumstances, the Investment Manager generally will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is approximately 5% of the Fund’s NAV (“Tender Offer Amount”). If a tender offer is oversubscribed by Shareholders, the Fund may decide to repurchase only a pro rata portion of the Shares tendered by each Shareholder, in which case tendering Shareholders will not have all of their tendered Shares repurchased by the Fund, or the Fund may take any other action permitted by the tender offer rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and described in the written tender offer notice to Shareholders.

The Investment Manager currently expects that it will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly with tender offer valuation dates occurring on or about February 15, May 15, August 15 and November 15 of each year (each, a “Valuation Date”). Although the Investment Manager expects that it will, on a best-efforts basis and subject to its fiduciary duties to the Fund, recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, there can be no assurance that any such tender offers will be conducted on quarterly basis or at all. The Board may elect not to conduct a tender offer, notwithstanding the recommendation of the Investment Manager. The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board. The Fund is not required to conduct tender offers.

Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

4. Fair Value of Investments

(a) Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•        Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•        Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•    Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
4. Fair Value of Investments (continued)

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The cost of investments in credit facilities generally represents the fair value of the investment. These investments are monitored and adjusted accordingly for certain changes, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost.

For credit facilities where cost does not reflect fair value, the Fund determined its fair value through a discounted cash flow or market approach method as of April 30, 2025. The methodology applied is based on the structure of the credit facility, the type of collateral pledged to the facility, and the information available on the pledged assets. The discounted cash flow method is based on the future cash flows generated by the underlying collateral, which are discounted to present value using an appropriate rate of return. The market approach method is based on the relevant market value of the underlying asset. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

(c) Fair Value – Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of April 30, 2025. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities:

Investments	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Credit Facilities	$—	$—	$25,851,306	$—	$25,851,306
Money Market Instruments	28,668,288	—	—	—	28,668,288
Total Investments	$28,668,288	$—	$25,851,306	$—	$54,519,594

Other Financial Instruments¹
Future Contracts	(76,365)	—	—	—	(76,365)
Total Assets	$28,591,923	$—	$25,851,306	$—	$54,443,229

1   Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
4. Fair Value of Investments (continued)

(d) Fair Value – Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the period November 1, 2024 (commencement of operations) to April 30, 2025:

	Credit Facilities	Total
April 30, 2024	$—	$—
Realized gains (losses)	—	—
Change in Unrealized gains (losses)	55,648	55,648
Transfer into level 3	—	—
Transfer out of level 3	—	—
Recategorized	—	—
Purchases	25,800,658	25,800,658
Sales	(5,000)	(5,000)
For the period November 1, 2024 (commencement of operations) to April 30, 2025	$25,851,306	$25,851,306
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at April 30, 2025	$55,648	$55,648

(e) Fair Value – Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of April 30, 2025:

Investment Category	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average(1)	Impact on Valuation from an increase in Input
Credit Facilities	$5,081,944	Income Approach	Discount Rate	10.00%	10.00%	Decrease
	20,769,362	Market Approach	Recent transaction price	$100.00	$100.00	Increase

(1)    Unobservable inputs were weighted by the fair value of the instruments as of the period ended April 30, 2025.

5. Derivative and Hedging Disclosure

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts for the period ended April 30, 2025.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2025, by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Statement of Assets and Liabilities	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/(depreciation) on open futures currency risk contracts	Future contracts	$(76,365)	$—

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
5. Derivative and Hedging Disclosure (continued)

The effects of derivative instruments on the Statement of Operations for the period November 1, 2024 (commencement of operations) through April 30, 2025, are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Futures Contracts
Future currency risk contracts	$26,610
Total	$26,610

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Futures Contracts
Future currency risk contracts	$(76,365)
Total	$(76,365)

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of April 30, 2025, are as follows:

Derivative	Quarterly Average	Amount
Future contracts	Average Notional Value	$(5,113,305)

6. Capital Stock

Pursuant to exemptive relief obtained from the SEC, the Fund is permitted to offer multiple classes of Shares. The Fund is currently authorized to offer two separate classes of Shares, designated as Institutional Class Shares and Access Class Shares. Only Institutional Class Shares have been issued as of the date of the accompanying financial statements. Institutional Class Shares and Access Class Shares are subject to different fees and expenses. The Fund has adopted a Distribution and Servicing Plan with respect to Access Class Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Servicing Plan, the Fund is permitted to pay as compensation up to 0.50% on an annualized basis of the aggregate net assets attributable to Access Class Shares to the Fund’s Distributor or other qualified recipients under the Distribution and Servicing Plan. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. While the Fund presently intends to offer two classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Institutional Class Shares or Access Class Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2)voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; (7) any conversion features, as permitted under the Investment Company Act.

The Fund has registered a total of $250,000,000 of Shares in the initial offering and is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Institutional Class Shares and Access Class Shares by any investor is $1 million. However, the Fund, in its sole discretion, may accept investments below this minimum with respect to Institutional Class Shares and Access Class Shares. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirement. The purchase price for each class of Shares is based on the net asset value (“NAV”) per Share of that Class as of the date such Shares are purchased.

Neither Institutional Class Shares nor Access Class Shares are subject to any initial sales charge. However, investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Administrator. The returned check and stop payment fees are currently $25.

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
6. Capital Stock (continued)

Shares are generally offered for purchase on each business day, except that Shares may be offered less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Fund. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time.

Beginning on or about February 15, 2025 (or such other or later date as the Board may determine), and at the sole discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly with a Valuation Date (as defined below) on or about February 15, May 15, August 15 and November 15 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately February 15, May 15, August 15 and November 15, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Fund’s Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Manager as well as a variety of other operational, business and economic factors.

Repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion. Although the Investment Manager expects that it will, on a best-efforts basis and subject to its fiduciary duties to the Fund, recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly beginning on or about February 15, 2025, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. The Fund may choose not to conduct a repurchase offer or may choose to conduct a repurchase offer for less than 5% of its outstanding Shares. Investors may not have access to the money invested in the Fund for an indefinite time.

A Shareholder who tenders for repurchase only a portion of its Shares in the Fund will be required to maintain a minimum account balance of $1,000,000. Subject to certain requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules promulgated thereunder, the Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required minimum account balance is maintained. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.
Tender Offer
Commencement Date	January 30, 2025
Notice Due Date	February 28, 2025
Valuation Date	February 28, 2025

Net Asset Value as of Tender Offer Date
Institutional Class	$ 25.23

Amount Repurchased
Institutional Class	$ 13,874

Percentage of Outstanding Shares Repurchased
Institutional Class	0.03%

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)

7. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a management fee (the “Investment Management Fee”) at an annual rate of 1.25%, which is calculated daily and payable monthly in arrears, based upon the Fund’s average daily “Managed Assets” (defined as total assets of the Fund (including any assets attributable to leverage that may be outstanding) minus the sum of accrued liabilities (including accrued fees and expenses and other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Average daily Managed Assets is the sum of the Managed Assets at the beginning of each business day and the Managed Assets at the end of such business day and divided by two. Accrued liabilities are expenses incurred in the normal course of the Fund’s operations.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 1.25% and 1.75% of the average daily net assets of Institutional Class Shares and Access Class Shares, respectively (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.25% and 1.75% of the average daily net assets of Institutional Class Shares and Access Class Shares, respectively. For the avoidance of doubt, Fund expenses incurred in connection with the organization of the Fund and the initial offering of Shares are subject to the Expense Limit. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of recoupment. The Expense Limitation and Reimbursement Agreement is in effect until September 11, 2025, and may not be terminated by the Investment Manager before that date. The Expense Limitation and Reimbursement Agreement may be terminated at any time by the Fund’s Board of Trustees upon thirty (30) days’ written notice to the Investment Manager.

For the period ended April 30, 2025, the Investment Manager has not recovered all of its previously waived fees totaling $353,272. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limitation. Total waived fees of $451,717 consist of organizational costs of $98,445, which are eligible for recoupment no later than August 30, 2027, and waived fees of $353,272 for the period November 1, 2024 (commencement of operations) through April 30, 2025 which are eligible for recoupment no later than April 30, 2028.

UMB Distribution Services, LLC serves as the Fund’s principal underwriter.

The Fund has retained an administrator, UMB Fund Services, Inc. (the “Administrator”) to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund management and the Administrator.

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)
7. Investment Management and Other Agreements (continued)

A Trustee and an officer of the Fund are employees of the Administrator. The Fund does not compensate the Trustee or officer affiliated with the Administrator. For the period November 1, 2024 (commencement of operations) through April 30, 2025, the Fund’s allocated fees incurred for Trustees and advisory board member are reported on the Statement of Operations.

UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

8. Related Party Transactions

At April 30, 2025, the Investment Manager and its affiliates owned $3,505,797 (or 6.35% of net assets) of the Fund.

9. Federal Income Taxes

At April 30, 2025, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$54,463,946
Gross Unrealized Appreciation	$55,648
Gross Unrealized Depreciation	—
Net Unrealized Appreciation/(Depreciation)	$55,648

10. Investment Transactions

For the period November 1, 2024 (commencement of operations) through April 30, 2025, purchases and sales of investments, excluding short-term investments, were $25,800,658 and $31,610, respectively.

11. Commitments

Credit facilities may be structured to be fully funded at the time of investment or include unfunded loan commitments, which are contractual obligations for future funding. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of interest income in the Statement of Operations. As of April 30, 2025, the Fund had unfunded loan commitments to credit facilities of $9,531,089.

Variant Alternative Lending Fund
Notes to Financial Statements April 30, 2025 (continued)

12. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements except for the following:

The Fund commenced a tender offer on April 17, 2025 as follows:

Tender Offer
Commencement Date	April 17, 2025
Notice Due Date	May 15, 2025
Valuation Date	May 15, 2025

Net Asset Value as of Tender Offer Date
Institutional Class	$ 25.07

Amount Repurchased
Institutional Class	$ 130,567

Percentage of Outstanding Shares Repurchased
Institutional Class	0.23%

Variant Alternative Lending Fund
Fund Management April 30, 2025 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information as of April 30, 2025 is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 1-877-770-7717.

INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER

Name, Address And Year of Birth	Position(s) Held With the Fund	Term Of Office And Length Of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustees
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	26	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	26	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2023);Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/President, Ascendant Capital Partners, LP (private equity firm)(2001 – 2015).	26	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

Variant Alternative Lending Fund
Fund Management April 30, 2025 (Unaudited) (continued)

INTERESTED TRUSTEES AND OFFICERS

Name, Address And Year of Birth	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees
Terrance P. Gallagher*** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023). company) (2010 – 2015).	26	President and Trustee, Investment Managers Series Trust II (31 portfolios) (registered investment company).
Robert W. Elsasser Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Principal, Variant Investments, LLC (2017 – Present); Director of Fixed Income, CTC myCFO (2010 – 2016).	N/A	N/A
Curtis Fintel Year of Birth: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Principal, Variant Investments, LLC (2017 – Present); Chief Investment Strategist, CTC myCFO (2006 – 2016).	N/A	N/A

Variant Alternative Lending Fund
Fund Management April 30, 2025 (Unaudited) (continued)
Name, Address And Year of Birth	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 – Present), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.

				N/A	N/A
*

Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

**

As of April 30, 2025, the fund complex consists of the AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

***	Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

Variant Alternative Lending Fund
Other Information April 30, 2025 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available:

(i)    without charge, upon request, by calling the Fund at 1-877-770-7717 or

(ii)   by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or by calling the Fund at 1-877-770-7717.

Tax Information

For the year ended April 30, 2025, XX% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.

For the year ended April 30, 2025, XX% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

Variant Alternative Lending Fund
Other Information April 30, 2025 (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

Even when you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-770-7717.

Variant Alternative Lending Fund
Other Information April 30, 2025 (Unaudited) (continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   open an account

•   provide account information

•   give us your contact information

•   make a wire transfer

•   tell us where to send money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   sharing for affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies such as Variant Investments, LLC and UMB Fund Services, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

(b)      Not applicable.

ITEM 2.      CODE OF ETHICS.

(a)      The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      Not applicable.

(c)      There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)      The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)      The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)       The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)      The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended April 30, 2025:	$53,500

Audit-Related Fees

(b)      The aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are noted in the below table. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Fiscal year ended April 30, 2025:	$0.00

Tax Fees

(c)      The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

Fiscal year ended April 30, 2025:	$9,000

All Other Fees

(d)      The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

Fiscal year ended April 30, 2025:	$0.00

Audit Committee’s pre-approval policies and procedures

(e)(1)  Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    100%

(c)     100%

(d)    100%

(f)       The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)      During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)      The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.      SCHEDULE OF INVESTMENTS.

(a)      Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)      Not applicable

ITEM 7.      FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.      CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.      PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.    REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.    STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures

For most fixed income investments, voting matters generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Variant Investments LLC (the “Investment Manager”) does not have specific proxy voting policies or guidelines regarding categories of proxy matters submitted to fixed income security holders. Instead, the Investment Manager votes fixed income proxy matters on a case-by-case basis, taking into account the unique circumstances related to a particular borrower and other relevant factors.

The Investment Manager also votes proxies related to equity securities held in discretionary portfolios. Additionally, the Investment Manager may vote proxies or other matters on the closed end funds, BDCs, Private Funds and other vehicles, exchange traded notes or exchange traded funds in which it invests.

Routine proxy matters associated with equity securities (including but not limited to electing boards of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) typically are voted in accordance with the recommendations of management of the issuer. In the event it is determined to be in the best interests of shareholders to vote against issuer management recommendations, the reasons for such determination will be documented. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Investment Manager will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of the relevant Fund’s shareholders.

The Investment Manager may delegate our responsibilities under the Proxy Policy to a third party proxy voting service, however, no such delegation will relieve the Investment Manager of its responsibilities. The Investment Manager will retain final authority and fiduciary responsibility for such proxy voting.

The portfolio managers are responsible for monitoring proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Investment Manager is not responsible for voting proxies that are not received. The Chief Compliance Officer shall identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships. The Investment Manager may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting.

ITEM 13.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Variant Investments LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of Variant Alternative Lending Fund (the “Fund”) as of April, 30, 2025:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Robert W. Elsasser	President	Since Inception	Principal, Variant Investments LLC (2024 - Present)	Portfolio Management
Curt Fintel	Treasurer	Since Inception	Principal, Variant Investments LLC (2024 - Present)	Portfolio Management
J.B. Hayes	Principal	Since Inception	Principal, Variant Investments LLC (2024 - Present)	Portfolio Management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Variant Alternative Lending Fund, for which the personnel of the Investment Manager are primarily responsible for the day-to-day portfolio management as of April 30, 2025:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Robert W. Elsasser	$0	$0	$0	2 accounts $2,824 Million	$0	$0
Curt Fintel	$0	$0	$0	2 accounts $2,824 Million	$0	$0
J.B. Hayes	$0	$0	$0	2 accounts $2,824 Million	$0	$0

Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Manager and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Investment Manager and its affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and the Investment Manager have individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund.

(a)(3)  Compensation Structure of Portfolio Manager

As of April 30, 2025, total compensation paid to each Portfolio Manager includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to the Portfolio Managers are based on a percentage of the fees earned by the Investment Manager from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Investment Manager’s business as a whole. These individuals will also participate in a 401K program and receive medical/dental insurance benefits on the same basis as other officers of the Investment Manager. The compensation structure of key investment professionals is structured to incent long-term client retention and client service.

(a)(4)  Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of April 30, 2025:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Robert W. Elsasser	$100,001 - $500,000
Curt Fintel	Over $1,000,000
J.B. Hayes	$500,001 - $1,000,000

(b)      Not Applicable

ITEM 14.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16.    CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.    DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)      Not applicable.

(b)      Not applicable.

ITEM 18.    RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)      Not applicable.

(b)      Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)  Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Variant Alternative Lending Fund
By (Signature and Title)*	/s/ Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)
Date	July 02, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)
Date	July 02, 2025
By (Signature and Title)*	/s/ Curt Fintel
Curt Fintel, Treasurer
(Principal Financial Officer)
Date	July 02, 2025

____________

*        Print the name and title of each signing officer under his or her signature.